UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       June 7, 2017
Date of Report (Date of earliest event reported)

           International Seaways, Inc.
(Exact Name of Registrant as Specified in Charter)

1-37836-1
Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue
New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 7, 2017, International Seaways, Inc. held its Annual Meeting of Stockholders. The Registrant had 29,207,750 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting, of which 25,188,399 shares were represented at the meeting by holders present in person or by proxy, constituting 86.23% of the shares outstanding and entitled to vote.  At the Annual Meeting, stockholders elected eight Directors, approved, in an advisory vote, the compensation of the Named Executive Officers for 2016 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant's Proxy Statement and recommended, on an advisory basis, one year as the preferred frequency of future stockholder votes on the Named Executive Officer compensation disclosed in the Registrant's Proxy Statement.  All of the nominees for Directors were duly elected to serve, subject to the Registrant's By-laws, as Directors of the Registrant until the next Annual Meeting and until election and qualification of their successors.

The tabulation of the votes cast for each nominee for Director was as follows (there were no broker non-votes):

NAME OF NOMINEE FOR DIRECTOR	VOTED FOR	WITHHELD AUTHORITY TO VOTE
Doug Wheat	25,109,945	78,454
Timothy J. Bernlohr	25,108,077	80,322
Ian T. Blackley	24,880,311	308,088
Randee E. Day	25,069,980	118,419
David I. Greenberg	25,169,171	19,228
Joseph I. Kronsberg	24,879,771	308,628
Ty E. Wallach	24,879,040	309,359
Gregory A. Wright	25,070,226	118,173

The resolution to approve, in an advisory vote, the compensation of the Named Executive Officers for 2016 as described in the Compensation Discussion and Analysis section and in the accompanying compensation tables and narrative in the Registrant's Proxy Statement was approved by a vote of 25,116,088 shares in favor, 57,231 shares against and 15,080 shares abstained.  There were no broker non-votes.

The resolution to recommend, on an advisory basis, whether the preferred frequency of future stockholder advisory votes on the Named Executive Officer compensation disclosed in the Registrant's Proxy Statement should be every one, two or three years received the votes set forth in the table below:

One Year Frequency	Two Year Frequency	Three Year Frequency	Abstain
24,098,814	1,113	1,083,950	4,522

There were no broker non-votes.  In accordance with the results of this vote, the Board of Directors determined to continue an annual advisory vote on Named Executive Officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: June 8, 2017	By:		/s/James D. Small III
		Name: Title:	James D. Small III Chief Administrative Officer, Senior Vice President, Secretary and General Counsel